UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-04692
Emerging Markets Growth Fund, Inc.
(Exact name of registrant as specified in charter)

6455 Irvine Center Drive
Irvine, California 92618
(Address of principal executive offices)

Gregory F. Niland
5300

Robin

Hood

Rd.
Norfolk, VA 23513
(Name and address of agent for service)
Registrant's telephone number, including area code:
(949) 975-5000
Date of fiscal year end:
June 30
Date of reporting period:
June 30, 2024
Explanatory Note:
The Registrant is filing this amendment to its Form N-CSR for the reporting period ended June 30, 2024, originally filed with the Securities and Exchange Commission on August 30, 2024 (Accession Number 0000898430-24-000485). The

purpose of this amendment is to revise Item 7 - Financial
Statements
and Financial Highlights for Open-End Management Investment Companies to reflect the correct audit opinion date included
within the Report of Independent Registered Public Accounting Firm from August 13, 2024 to August 15, 2024.

The signature page and certification dates have also been updated to the amendment date. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.
ITEM 1 - Reports to Stockholders

ANNUAL SHAREHOLDER REPORT
Emerging Markets Growth Fund
Class M
| EMRGX
for the year ended June 30, 2024
This annual shareholder report contains important information about Emerging Markets Growth Fund for the period from July 1, 2023 to June 30, 2024. You can find additional information about the fund at
capitalgroup.com/EMGF-M
. You can also request this information by contacting us at
(800) 421-4225
.
What were the fund costs for the last
last year
?
(based on a hypothetical $10,000 investment)
Share class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 69	0.68%
Management's discussion of fund performance
The fund’s Class M shares gained 2.60% for the year ended June 30, 2024. That result compares with a 13.56% gain for the MSCI Emerging Markets IMI Index. For information on returns for additional periods, including the fund lifetime, please refer to
capitalgroup.com/EMGF-M
.
What factors influenced results
Emerging markets advanced during the fund’s fiscal year but rose less than other global economies as China’s rate of economic growth remained a source of concern, the U.S. dollar gained strength and the U.S. Federal Reserve did not lower rates as expected. On an absolute basis, equity markets in India and Taiwan provided strong returns.
Growth in emerging economies was mixed for much of the fund’s fiscal year. India led the way, boosted by rising infrastructure investment, while Southeast Asian countries benefited from stable demand for manufactured goods. China’s economy was helped by rising exports but domestic spending was tepid due to a weak property market. And despite aggressive interest rate cuts, Brazil’s economy struggled.
From a geographic perspective, equities based in China and Brazil weighed on returns, particularly in the health care and financials sectors. The fund’s holdings in information technology, consumer staples, consumer discretionary and financials saw returns surpassing those of the overall portfolio.
How a hypothetical $10,000 investment has grown
Figures assume reinvestment of dividends and capital gains.

Average annual total returns
	1 year	5 years	10 years
Emerging Markets Growth Fund — Class M *	2.60%	1.63%	2.28%
MSCI Emerging Markets IMI Index †	13.56%	3.93%	3.09%
*
Investment results assume all distributions are reinvested and reflect applicable fees
and expenses. When applicable, results reflect
fee
waivers and/or expense reimbursements, without which they would have been lower.
†
Results assume all distributions are
reinvested
. Any market index shown is unmanaged, and therefore, has no expenses. Investors cannot invest directly in an index. Source(s): MSCI.
The fund’s past performance is not a predictor of its future performance.
The line chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Key
fund
statistics
Fund net assets (in millions)	$ 1,373
Total number of portfolio holdings	150
Total advisory fees paid (in millions)	$ 9
Portfolio turnover rate	34%
Portfolio holdings by sector
(percent of net assets)
Availability of additional information
Scan the QR code to view additional information about the fund, including its prospectus, financial information, holdings and information on proxy voting. Or refer to the web address included at the beginning of this report.
Important information
To reduce fund expenses, only one copy of most shareholder documents will be mailed to shareholders with multiple accounts at the same address (householding). If you would prefer that your documents not be householded, please contact Capital Group at
(800) 421-4225
, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Capital Group or your financial intermediary.
Lit. No. MFMXARX-015-0824 © 2024 Capital Group. All rights reserved.

ANNUAL SHAREHOLDER REPORT
Emerging Markets Growth Fund
Class F-3
| EMGEX
for the year ended June 30, 2024
This annual shareholder report contains important information about Emerging Markets Growth Fund for the period from July 1, 2023 to June 30, 2024. You can find additional information about the fund at
capitalgroup.com/EMGF-F3
. You can also request this information by contacting us at
(800) 421-4225
.
What were the fund costs for the last
last year
?
(based on a hypothetical $10,000 investment)
Share class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class F-3	$ 72	0.71%
Management's discussion of fund performance
The fund’s Class F-3 shares gained 2.42% for the year ended June 30, 2024. That result compares with a 13.56% gain for the MSCI Emerging Markets IMI Index. For information on returns for additional periods, including the fund lifetime, please refer to
capitalgroup.com/EMGF-F3
.
What factors influenced results
Emerging markets advanced during the fund’s fiscal year but rose less than other global economies as China’s rate of economic growth remained a source of concern, the U.S. dollar gained strength and the U.S. Federal Reserve did not lower rates as expected. On an absolute basis, equity markets in India and Taiwan provided strong returns.
Growth in emerging economies was mixed for much of the fund’s fiscal year. India led the way, boosted by rising infrastructure investment, while Southeast Asian countries benefited from stable demand for manufactured goods. China’s economy was helped by rising exports but domestic spending was tepid due to a weak property market. And despite aggressive interest rate cuts, Brazil’s economy struggled.
From a geographic perspective, equities based in China and Brazil weighed on returns, particularly in the health care and financials sectors. The fund’s holdings in information technology, consumer staples, consumer discretionary and financials saw returns surpassing those of the overall portfolio.
How a hypothetical $10,000 investment has grown
Figures assume reinvestment of dividends and capital gains.

Average annual total returns
	1 year	5 years	Since inception 1
Emerging Markets Growth Fund — Class F-3 2	2.42%	1.55%	2.06%
MSCI Emerging Markets IMI Index 3	13.56%	3.93%	2.87%
1
Class F-3 shares were first offered on September 1, 2017.
2
Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense
reimbursements, without which they would have been lower.
3
Results assume all
distributions
are reinvested. Any market index shown is unmanaged, and therefore, has no expenses. Investors cannot invest directly in an index. Source(s): MSCI.
The fund’s past performance is not a predictor of its future performance.
The line chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Key fund statistics
Fund net assets (in millions)	$ 1,373
Total number of portfolio holdings	150
Total advisory fees paid (in millions)	$ 9
Portfolio turnover rate	34%
Portfolio holdings by sector
(percent of net assets)
Availability of additional information
Scan the QR code to view additional information about the fund, including its prospectus, financial information, holdings and information on proxy voting. Or refer to the web address included at the beginning of this report.
Important information
To reduce fund expenses, only one copy of most shareholder documents will be mailed to shareholders with multiple accounts at the same address (householding). If you would prefer that your documents not be householded, please contact Capital Group at
(800) 421-4225
, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Capital Group or your financial intermediary.
Lit. No. MFF3ARX-015-0824 © 2024 Capital Group. All rights reserved.

ANNUAL SHAREHOLDER REPORT
Emerging Markets Growth Fund
Class R-6
| REFGX
for the year ended June 30, 2024
This annual shareholder report contains important information about Emerging Markets Growth Fund for the period from July 1, 2023 to June 30, 2024. You can find additional information about the fund at
capitalgroup.com/EMGF-R6
. You can also request this information by contacting us at
(800) 421-4225
.
What were the fund costs for the last
last year
?
(based on a hypothetical $10,000 investment)
Share class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R-6	$ 72	0.71%
Management's discussion of fund performance
The fund’s Class R-6 shares gained 2.40% for the year ended June 30, 2024. That result compares with a 13.56% gain for the MSCI Emerging Markets IMI Index. For information on returns for additional periods, including the fund lifetime, please refer to
capitalgroup.com/EMGF-R6
.
What factors influenced results
Emerging markets advanced during the fund’s fiscal year but rose less than other global economies as China’s rate of economic growth remained a source of concern, the U.S. dollar gained strength and the U.S. Federal Reserve did not lower rates as expected. On an absolute basis, equity markets in India and Taiwan provided strong returns.
Growth in emerging economies was mixed for much of the fund’s fiscal year. India led the way, boosted by rising infrastructure investment, while Southeast Asian countries benefited from stable demand for manufactured goods. China’s economy was helped by rising exports but domestic spending was tepid due to a weak property market. And despite aggressive interest rate cuts, Brazil’s economy struggled.
From a geographic perspective, equities based in China and Brazil weighed on returns, particularly in the health care and financials sectors. The fund’s holdings in information technology, consumer staples, consumer discretionary and financials saw returns surpassing those of the overall portfolio.
How a hypothetical $10,000 investment has grown
Figures assume reinvestment of dividends and capital gains.

Average annual total returns
	1 year	5 years	Since inception 1
Emerging Markets Growth Fund — Class R-6 2	2.40%	1.52%	2.01%
MSCI Emerging Markets IMI Index 3	13.56%	3.93%	2.87%
1
Class R-6 shares were first offered on September 1, 2017.
2
Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower.
3
Results assume all distributions are
reinvested
. Any market index shown is unmanaged, and therefore, has no expenses. Investors cannot invest directly in an index. Source(s): MSCI.
The fund’s past performance is not a predictor of its future performance.
The line chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Key fund statistics
Fund net assets (in millions)	$ 1,373
Total number of portfolio holdings	150
Total advisory fees paid (in millions)	$ 9
Portfolio turnover rate	34%
Portfolio holdings by sector
(percent of net assets)
Availability of additional information
Scan the QR code to view additional information about the fund, including its prospectus, financial information, holdings and information on proxy voting. Or refer to the web address included at the beginning of this report.
Important information
To reduce fund expenses, only one copy of most shareholder documents will be mailed to shareholders with multiple accounts at the same address (householding). If you would prefer that your documents not be householded, please contact Capital Group at
(800) 421-4225
, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Capital Group or your financial intermediary.
Lit. No. MFR6ARX-015-0824 © 2024 Capital Group. All rights reserved.

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at capitalgroup.com.

ITEM 3 - Audit Committee Financial Expert

The Registrant's board has determined that John G. Freund, a member of the Registrant's audit committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant1	(a) Audit Fees	(b) Audit-Related Fees	(c) Tax Fees	(d) All Other Fees
June 30, 2024	132,000	None	9,000	None
June 30, 2023	124,000	None	8,000	None
Advisor and Affiliates2
June 30, 2024	Not Applicable	None	None	None
June 30, 2023	Not Applicable	None	None	None
Registrant, Advisor and Affiliates3	(g) Aggregate
non-audit fees
June 30, 2024	9,000
June 30, 2023	8,000

1The audit fees represents fees billed for professional services rendered for the audit and review of the Registrant's annual financial statements. The audit-related fees represents fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant's financial statements, but not reported under "audit fees". The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns. The other fees represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported under the "audit fees", "audit-related fees", and "tax fees".

2This includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below. The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants. The tax fees consist of consulting services relating to the Registrant’s investments. The other fees consist of subscription services related to an accounting research tool.

3Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

(e1)(e2)(h) All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre- approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

(f)Not applicable.

(i)Not applicable.

(j)Not applicable.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Investments

The schedule of investments is included as part of the material filed under Item 7 of this Form.

ITEM 7 - Financial Statements and Financial Highlights for Open-End Management Investment Companies

Emerging Markets Growth Fund Financial Statements and Other Information N-CSR Items 7-11 for the year ended June 30, 2024 Lit. No. MFGEFP4-015-0824 © 2024 Capital Group. All rights reserved.

Investment portfolio June 30, 2024

Common stocks 96.51%		Shares	Value (000)

Asia-Pacific 78.69%
China	Alibaba Group Holding, Ltd.	1,231,300	$11,069
30.69%	Anhui Conch Cement Co., Ltd., Class H	1,493,629	3,556
	BeiGene, Ltd.[1]	37,574	412
	BeiGene, Ltd. (ADR)[1]	245,434	35,016
	BYD Co., Ltd., Class A1	125,676	4,318
	BYD Co., Ltd., Class H	79,500	2,359
	China Merchants Bank Co., Ltd., Class H	238,500	1,083
	China Tourism Group Duty Free Corp., Ltd., Class A	116,795	1,003
	China Tourism Group Duty Free Corp., Ltd., Class H	60,800	372
	Contemporary Amperex Technology Co., Ltd., Class A	29,460	728
	ENN Energy Holdings, Ltd.	403,400	3,322
	H World Group, Ltd.	200,400	667
	H World Group, Ltd. (ADR)	718,849	23,952
	Haitian International Holdings, Ltd.	1,409,000	4,015
	Innovent Biologics, Inc.[1]	8,129,500	38,340
	JD Health International, Inc.[1]	1,185,200	3,221
	Jiangsu Hengli Hydraulic Co., Ltd., Class A	1,054,900	6,764
	Jiangsu Hengrui Medicine Co., Ltd., Class A1	5,721,924	30,276
	Kweichow Moutai Co., Ltd., Class A	39,061	7,878
	Legend Biotech Corp. (ADR)[1]	221,362	9,804
	Li Ning Co., Ltd.	785,000	1,660
	Longfor Group Holdings, Ltd.	2,965,502	4,065
	Midea Group Co., Ltd., Class A	1,246,037	11,065
	NetEase, Inc.	1,703,087	32,516
	NetEase, Inc. (ADR)	185,290	17,710
	Ping An Insurance (Group) Company of China, Ltd., Class H	10,830,700	49,248
	Shenzhen Inovance Technology Co., Ltd., Class A	2,579,977	18,212
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	124,868	5,005
	Shenzhou International Group Holdings, Ltd.	972,400	9,515
	Tencent Holdings, Ltd.	1,111,800	52,767
	Trip.com Group, Ltd. (ADR)[1]	668,007	31,396

			421,314

Hong Kong	AIA Group, Ltd.	351,200	2,381
0.35%	Galaxy Entertainment Group, Ltd.	513,000	2,390

			4,771

India	360 ONE WAM, Ltd.	945,758	11,058
16.39%	Bharti Airtel, Ltd.	731,325	12,628
	Cholamandalam Investment and Finance Co., Ltd.	427,217	7,257
	City Union Bank, Ltd.	2,388,997	4,775
	Coforge, Ltd.	109,666	7,187
	FSN E-Commerce Ventures, Ltd.[1]	312,186	660
	Genpact, Ltd.	21,500	692
	HCL Technologies, Ltd.	345,021	6,020
	HDFC Bank, Ltd.	900,537	18,191
	ICICI Bank, Ltd.	583,986	8,388
	ITC, Ltd.	928,192	4,710
	Kotak Mahindra Bank, Ltd.	576,260	12,394
	Larsen & Toubro, Ltd.	175,308	7,428
	MakeMyTrip, Ltd.[1]	386,491	32,504
	Maruti Suzuki India, Ltd.	77,048	11,084
	Max Healthcare Institute, Ltd.	1,069,029	12,021
	Power Finance Corp., Ltd.[1]	624,443	3,622
	REC, Ltd.	270,126	1,699
	Shriram Finance, Ltd.	156,448	5,454
	Tata Consultancy Services, Ltd.	121,776	5,684
	TeamLease Services, Ltd.[1]	159,420	5,647
	Tube Investments of India, Ltd.	66,298	3,364
	TVS Motor Co., Ltd.	54,758	1,548

Emerging Markets Growth Fund	1

Common stocks (continued)		Shares	Value (000)

Asia-Pacific (continued)
India	United Spirits, Ltd.	886,786	$13,580
(continued)	Varun Beverages, Ltd.	1,230,846	23,948
	Vodafone Idea, Ltd.[1]	16,015,272	3,414

			224,957

Indonesia	AKR Corporindo Tbk PT	28,665,500	2,837
6.31%	Bank Central Asia Tbk PT	22,975,000	13,860
	Bank Mandiri (Persero) Tbk PT	18,186,000	6,791
	Bank Rakyat Indonesia (Persero) Tbk PT	13,700,000	3,822
	Elang Mahkota Teknologi Tbk PT	79,592,750	1,887
	Indofood CBP Sukses Makmur Tbk PT	5,486,300	3,437
	Indosat Tbk PT	17,959,100	11,716
	Map Aktif Adiperkasa Tbk PT	92,109,900	4,388
	PT Bank Syariah Indonesia Tbk	164,597,500	26,180
	PT Surya Citra Media Tbk	504,263,120	4,352
	Sumber Alfaria Trijaya Tbk PT	7,828,800	1,310
	Telkom Indonesia (Persero) Tbk PT, Class B	31,706,300	6,017

			86,597

Philippines	ACEN Corp.	16,332,758	1,394
3.12%	Ayala Corp.	358,370	3,553
	BDO Unibank, Inc.	3,438,350	7,527
	Bloomberry Resorts Corp.[1]	11,149,300	1,809
	International Container Terminal Services, Inc.	4,078,566	24,361
	SM Investments Corp.	299,189	4,231

			42,875

South Korea	Coupang, Inc., Class A1	565,089	11,839
7.48%	Hana Financial Group, Inc.	386,045	16,924
	JB Financial Group Co., Ltd.	478,000	5,073
	KB Financial Group, Inc.	40,339	2,287
	KT&G Corp.	42,327	2,706
	NAVER Corp.	57,341	6,947
	Samsung Electronics Co., Ltd.	388,960	22,858
	Samsung Electronics Co., Ltd. (GDR)[2]	7,622	11,107
	SK hynix, Inc.	135,536	22,986

			102,727

Taiwan	Advantech Co., Ltd.	382,000	4,345
12.63%	AirTAC International Group	238,904	7,244
	E Ink Holdings, Inc.	828,000	6,457
	Global Unichip Corp.	80,000	3,927
	MediaTek, Inc.	564,042	24,113
	Momo.com, Inc.	58,828	779
	Nien Made Enterprise Co., Ltd.	413,000	4,971
	Taiwan Semiconductor Manufacturing Co., Ltd.	3,846,812	114,410
	Voltronic Power Technology Corp.	120,000	7,101

			173,347

Thailand 0.36%	TISCO Financial Group PCL, foreign registered shares	1,914,694	4,979

Vietnam	Asia Commercial Joint Stock Bank	11,136,945	11,142
1.36%	Masan Group Corp.[1]	1,238,744	3,624
	Vietnam Dairy Products JSC	1,020,500	2,623
	Vinhomes JSC[1]	847,003	1,250

			18,639

	Total Asia-Pacific		1,080,206

2	Emerging Markets Growth Fund

Common stocks (continued)		Shares	Value (000)

Latin America 11.24%
Brazil	Arezzo Indústria e Comércio SA, ordinary nominative shares	89,700	$824
6.16%	B3 SA - Brasil, Bolsa, Balcao	4,100,540	7,512
	Banco BTG Pactual SA, units	325,000	1,797
	CCR SA, ordinary nominative shares	3,191,636	6,646
	Estre Ambiental, Inc.[1,2,3]	591,120	–	[4]
	Grupo de Moda Soma SA1	953,493	1,047
	Hypera SA, ordinary nominative shares	1,043,884	5,359
	Lojas Renner SA	4,265,456	9,523
	Magazine Luiza SA1	3,359,458	7,242
	Nu Holdings Ltd., Class A1	118,572	1,528
	Patria Investments, Ltd., Class A	337,886	4,075
	Rede D’Or Sao Luiz SA	4,487,559	21,835
	Rumo SA	525,000	1,946
	TIM SA	3,509,213	9,969
	Vale SA (ADR), ordinary nominative shares	233,875	2,612
	Vale SA, ordinary nominative shares	234,127	2,606

			84,521

Mexico	América Móvil, SAB de CV, Class B (ADR)	621,376	10,563
5.08%	BBB Foods, Inc., Class A1	627,374	14,969
	CEMEX, SAB de CV (ADR), ordinary participation certificates, units	503,821	3,219
	Corp. Inmobiliaria Vesta, SAB de CV	2,696,936	8,068
	Corp. Inmobiliaria Vesta, SAB de CV (ADR)	73,100	2,192
	Grupo Aeroportuario del Centro Norte, SAB de CV, Series B	695,747	5,901
	Grupo Aeroportuario del Pacífico, SAB de CV, Class B	379,522	5,937
	Grupo Financiero Banorte, SAB de CV, Series O	1,132,338	8,824
	Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	2,175,000	3,763
	Prologis Property Mexico, SA de CV, REIT	1,514,116	4,947
	Regional, SAB de CV, Class A	182,352	1,361

			69,744

	Total Latin America		154,265

Other markets 2.42%
Norway 0.55%	Borr Drilling, Ltd.[1]	1,165,487	7,517

United Kingdom	Airtel Africa PLC	4,290,245	6,521
0.50%	Sedibelo Platinum Mines Ltd.[1,3]	17,665,800	388

			6,909

United States	Kosmos Energy Ltd.[1]	500,937	2,775
1.37%	MercadoLibre, Inc.[1]	9,749	16,022

			18,797

	Total Other markets		33,223

Eastern Europe and Middle East 2.26%
Hungary 0.07%	Wizz Air Holdings PLC[1]	34,595	978

Kazakhstan 1.33%	Halyk Savings Bank of Kazakhstan OJSC (GDR)[2]	1,019,744	18,326

Russian Federation	Alrosa PJSC[3]	12,604	–	[4]
0.00%	Baring Vostok Capital Fund IV Supplemental Fund, LP1,3,5,6,7	43,189,450	–	[4]
	Baring Vostok Private Equity Fund IV, LP1,3,5,6,7	23,604,516	–	[4]
	Gazprom PJSC[1,3]	1,891,176	–	[4]

Emerging Markets Growth Fund	3

Common stocks (continued)		Shares	Value (000)

Eastern Europe and Middle East (continued)
Russian Federation	Moscow Exchange MICEX-RTS PJSC[3]	2,726,513	$–	[4]
(continued)	Rosneft Oil Co. PJSC[3]	570,845	–	[4]
	Sberbank of Russia PJSC[3]	11,761,726	–	[4]

			–	[4]

Slovenia 0.86%	Nova Ljubljanska Banka dd (GDR)	441,286	11,766

	Total Eastern Europe and Middle East		31,070

Africa 1.90%
Federal	Guaranty Trust Holding Co. PLC	126,924,542	3,769

Republic of
Nigeria
0.27%

South Africa	Discovery, Ltd.	713,876	5,284
1.63%	MTN Group, Ltd.	3,679,759	17,086

			22,370

	Total Africa		26,139

	Total common stocks (cost: $1,119,372,000)		1,324,903

Preferred securities 0.65%

Asia-Pacific 0.65%
South Korea	Samsung Electronics Co., Ltd., nonvoting preferred shares	193,055	8,865

0.65%	Total preferred securities (cost: $8,311,000)		8,865

Rights & warrants 0.21%

Asia-Pacific 0.21%
China	Centre Testing International Group Co., Ltd., Class A, warrants, expire 3/28/2025[1,2]	870,000	1,206
0.21%	Midea Group Co., Ltd., warrants, expire 3/19/2025[1,2]	187,514	1,665

			2,871

	Total rights & warrants (cost: $3,137,000)		2,871

Short-term securities 2.64%

Money market investments 2.64%
	Capital Group Central Cash Fund 5.37%[8,9]	361,788	36,179

	Total short-term securities (cost: $36,179,000)		36,179

	Total investment securities 100.01% (cost: $1,166,999,000)		1,372,818
	Other assets less liabilities (0.01)%		(74)

	Net assets 100.00%		$1,372,744

4	Emerging Markets Growth Fund

Investments in affiliates[9]

	Value at 7/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 6/30/2024 (000)	Dividend or interest income (000)
Short-term securities 2.64%

Money market investments 2.64%

Capital Group Central Cash Fund 5.37%[8]	$57,383	$329,373	$350,577		$9	$(9)	$36,179	$2,333

Money market investments purchased with collateral from securities on loan 0.00%

Capital Group Central Cash Fund 5.37%[8]	433		433	[10]			–	–	[11]

Total 2.64%					$9	$(9)	$36,179	$2,333

Restricted securities[7]

	Acquisition date(s)	Cost (000)	Value (000)		Percent of net assets

Baring Vostok Capital Fund IV Supplemental Fund, LP1,3,5,6	10/8/2007-8/29/2019	$25,045	$–	[4]	.00%[12]

Baring Vostok Private Equity Fund IV, LP1,3,5,6	4/25/2007-12/28/2020	11,685	–	[4]	.00 [12]

Total		$36,730	$–	[4]	.00%[12]

[1]	Security did not produce income during the last 12 months.
[2]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $32,304,000, which represented 2.35% of the net assets of the fund.

[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]

Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnership is reported.

[6]

Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

[7]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was less than $1,000, which represented less than .01% of the net assets of the fund.

[8]	Rate represents the seven-day yield at 6/30/2024.
[9]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[12]	Amount less than .01%.

Key to abbreviation(s)
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

Emerging Markets Growth Fund	5

Financial statements

Statement of assets and liabilities at June 30, 2024

(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $1,130,820)	$1,336,639
Affiliated issuers (cost: $36,179)	36,179	$1,372,818

Cash		525
Cash denominated in currencies other than U.S. dollars (cost: $1,142)		1,141
Receivables for:
Sales of investments	273
Sales of fund’s shares	10
Dividends	6,885	7,168

		1,381,652

Liabilities:
Payables for:
Purchases of investments	172
Repurchases of fund’s shares	151
Investment advisory services	694
Services provided by related parties	3
Directors’ deferred compensation	603
Non-U.S. taxes	7,057
Other	228	8,908

Commitments and contingencies*

Net assets at June 30, 2024		$1,372,744

Net assets consist of:
Capital paid in on shares of capital stock		$1,235,132
Total distributable earnings (accumulated loss)		137,612

Net assets at June 30, 2024		$1,372,744

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock – 2,000,000 shares, $.01 par value (203,787 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share

Class M	$1,273,294	188,966	$6.74
Class F-3	99,440	14,819	6.71
Class R-6	10	2	6.76

Refer to the notes to financial statements.

6	Emerging Markets Growth Fund

Financial statements (continued)

Statement of operations for the year ended June 30, 2024

(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $3,072; also includes $2,333 from affiliates)	$33,248
Interest from unaffiliated issuers	1,037
Securities lending income (net of fees)	115	$34,400

Fees and expenses*:
Investment advisory services	8,588
Transfer agent services	10
Administrative services	29
Reports to shareholders	15
Registration statement and prospectus	64
Directors’ compensation	47
Auditing and legal	196
Custodian	521
State and local taxes	1
Other	31	9,502

Net investment income		24,898

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $3,896):
Unaffiliated issuers	(64,098)
Affiliated issuers	9
Currency transactions	(61)	(64,150)

Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $6,431):
Unaffiliated issuers	64,080
Affiliated issuers	(9)
Currency translations	276	64,347

Net realized gain (loss) and unrealized appreciation (depreciation)		197

Net increase (decrease) in net assets resulting from operations		$25,095

*Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

Emerging Markets Growth Fund	7

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended June 30,
	2024	2023
Operations:
Net investment income	$24,898	$27,535
Net realized gain (loss)	(64,150)	(28,429)
Net unrealized appreciation (depreciation)	64,347	99,926

Net increase (decrease) in net assets resulting from operations	25,095	99,032

Distributions paid to shareholders	(20,225)	(19,185)

Net capital share transactions	(151,144)	(63,909)

Total increase (decrease) in net assets	(146,274)	15,938

Net assets:
Beginning of year	1,519,018	1,503,080

End of year	$1,372,744	$1,519,018

Refer to the notes to financial statements.

8	Emerging Markets Growth Fund

Notes to financial statements

1. Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

The fund has three share classes consisting of two retail share classes (Classes M and F-3), and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature

Classes M* and F-3	None	None	None

Class R-6	None	None	None

   *Class M shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders – Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital International, Inc. (“CIInc”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Emerging Markets Growth Fund	9

Methods and inputs – The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The fund’s board of directors has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

10	Emerging Markets Growth Fund

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of June 30, 2024 (dollars in thousands):

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Asia-Pacific	$162,913	$917,293	$–		$1,080,206
Latin America	154,265	–	–	*	154,265
Other markets	26,314	6,521	388		33,223
Eastern Europe and Middle East	–	31,070	–	*	31,070
Africa	–	26,139	–		26,139
Preferred securities	–	8,865	–		8,865
Rights & warrants	–	2,871	–		2,871
Short-term securities	36,179	–	–		36,179

Total	$379,671	$992,759	$388		$1,372,818

*Amount less than one thousand.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks – The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Emerging Markets Growth Fund	11

Investing outside the U.S. – Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. The fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Exposure to country, region, industry or sector – Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Investing in growth-oriented stocks – Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies – Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in depositary receipts – Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may not be timely and there may not be a correlation between such information and the market value of the depositary receipts.

Management – The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

12	Emerging Markets Growth Fund

5. Certain investment techniques

Securities lending – The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of June 30, 2024, the fund did not have any securities out on loan.

Unfunded commitments – The fund invests in private equity funds that involve unfunded capital commitments, which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined. As of June 30, 2024, the fund’s maximum potential exposure from the unfunded commitment was $3,366,000, which would represent .25% of the net assets of the fund should such commitment become due.

6. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended June 30, 2024, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years (“EU reclaims”). Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Emerging Markets Growth Fund	13

Distributions – Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended June 30, 2024, the fund reclassified $84,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of June 30, 2024, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$15,606
Capital loss carryforward*	(101,172)

Gross unrealized appreciation on investments	424,852
Gross unrealized depreciation on investments	(194,496)
Net unrealized appreciation (depreciation) on investments	230,356

Cost of investments	1,142,462

*

The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended June 30,

Share class	2024		2023

Class M	$18,848		$18,247
Class F-3	1,377		938
Class R-6	–	†	–	†

Total	$20,225		$19,185

 †Amount less than one thousand.

7. Fees and transactions with related parties

CIInc is the fund’s investment adviser. American Funds Distributors®, Inc. (“AFD”), the fund’s principal underwriter, and American Funds Service Company® (“AFS”), the fund’s transfer agent are affiliated with CIInc. CIInc, AFD and AFS are considered related parties to the fund.

Investment advisory services – The fund has an investment advisory and service agreement with CIInc that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.618% on the first $15 billion of daily net assets and decreasing to 0.520% on such assets in excess of $20 billion. For the year ended June 30, 2024, the investment advisory services fees were $8,588,000, which were equivalent to an annualized rate of 0.618% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services – American Funds Distributors®, Inc. (“AFD”), an affiliate of CIInc, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

14	Emerging Markets Growth Fund

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services – The fund has an administrative services agreement with CIInc under which the fund compensates CIInc for providing administrative services to Class F-3 and R-6 shares. Administrative services are provided by CIInc and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to Class F-3 and R-6 shares. Currently the fund pays CIInc an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to Class F-3 and R-6 shares for CIInc’s provision of administrative services.

For the year ended June 30, 2024, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Transfer agent services		Administrative services

Class M	$8		$–
Class F-3	2		29
Class R-6	–	*	–	*

Total class-specific expenses	$10		$29

 *Amount less than one thousand.

Directors’ deferred compensation – Directors who were unaffiliated with CIInc may have elected to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $47,000 in the fund’s statement of operations reflects $8,000 in current fees and a net increase of $39,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CIInc, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF – The fund holds shares of CCF, an institutional prime money market fund managed by Capital Research and Management Company (“CRMC”), an affiliate of CIInc. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds – The fund purchased investment securities from, and sold investment securities to, other funds managed by CIInc (or funds managed by certain affiliates of CIInc) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended June 30, 2024, the fund engaged in such purchase and sale transactions with related funds in the amounts of $3,752,000 and $3,176,000, respectively, which generated $1,274,000 of net realized losses from such sales.

Interfund lending – Pursuant to an exemptive order issued by the SEC, the fund, along with other CIInc-managed funds (or funds managed by certain affiliates of CIInc), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended June 30, 2024.

Emerging Markets Growth Fund	15

8. Committed line of credit

The fund participates with certain CIInc affiliates in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended June 30, 2024.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*				Reinvestments of distributions				Repurchases*		Net increase (decrease)

Share class	Amount		Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended June 30, 2024
Class M	$17,163		2,613		$5,383		829		$(181,370)	(28,536)	$(158,824)	(25,094)
Class F-3	27,627		4,258		1,377		213		(21,325)	(3,265)	7,679	1,206
Class R-6	1		1		–	†	–	†	– †	– †	1	1

Total net increase (decrease)	$44,791		6,872		$6,760		1,042		$(202,695)	(31,801)	$(151,144)	(23,887)

Year ended June 30, 2023
Class M	$21,372		3,363		$5,488		885		$(119,267)	(18,949)	$(92,407)	(14,701)
Class F-3	43,568		6,888		817		132		(15,887)	(2,491)	28,498	4,529
Class R-6	–	†	–	†	–	†	–	†	–	–	– †	– †

Total net increase (decrease)	$64,940		10,251		$6,305		1,017		$(135,154)	(21,440)	$(63,909)	(10,172)

 *Includes exchanges between share classes of the fund.

 †Amount less than one thousand.

11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $451,196,000 and $579,065,000, respectively, during the year ended June 30, 2024.

16	Emerging Markets Growth Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions

Year ended	Net asset value, beginning of year	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4,5]	Ratio of expenses to average net assets after reimburse- ments[3,4,5]	Ratio of net income (loss) to average net assets[2,3]

Class M:
6/30/2024	$6.67	$.12	$.05	$.17	$(.10)	$–	$(.10)	$6.74	2.60%	$1,273		.68%	.68%	1.79%
6/30/2023	6.32	.12	.31	.43	(.08)	–	(.08)	6.67	6.96	1,429		.70	.70	1.87
6/30/2022	10.33	.09	(3.17)	(3.08)	(.10)	(.83)	(.93)	6.32	(31.89)	1,446		.79	.76	1.07
6/30/2021	7.81	.11	3.03	3.14	(.08)	(.54)	(.62)	10.33	41.33	2,222		.87	.76	1.13
6/30/2020	8.06	.08	.16	.24	(.13)	(.36)	(.49)	7.81	2.64	1,629		.86	.78	1.04

Class F-3:
6/30/2024	6.65	.12	.04	.16	(.10)	–	(.10)	6.71	2.42	100		.71	.71	1.81
6/30/2023	6.30	.12	.31	.43	(.08)	–	(.08)	6.65	6.95	90		.73	.73	1.91
6/30/2022	10.30	.08	(3.15)	(3.07)	(.10)	(.83)	(.93)	6.30	(31.90)	57		.83	.83	.93
6/30/2021	7.79	.10	3.03	3.13	(.08)	(.54)	(.62)	10.30	41.27	105		.89	.89	1.06
6/30/2020	8.05	.08	.15	.23	(.13)	(.36)	(.49)	7.79	2.49	71		.89	.89	1.00

Class R-6:
6/30/2024	6.70	.12	.04	.16	(.10)	–	(.10)	6.76	2.40	–	[6]	.71	.71	1.82
6/30/2023	6.34	.12	.32	.44	(.08)	–	(.08)	6.70	7.06	–	[6]	.74	.74	1.85
6/30/2022	10.38	.08	(3.18)	(3.10)	(.11)	(.83)	(.94)	6.34	(32.00)	–	[6]	.82	.82	.99
6/30/2021	7.79	.09	3.04	3.13	–	(.54)	(.54)	10.38	41.13	–	[6]	1.00	.90	.99
6/30/2020	8.05	.06	.17	.23	(.13)	(.36)	(.49)	7.79	2.48	–	[6]	.91	.91	.71

	Year ended June 30,
	2024	2023	2022	2021	2020

Portfolio turnover rate for all share classes[7]	34%	38%	37%	35%	40%

[1]	Based on average shares outstanding.
[2]

For the year ended June 30, 2020, this reflects the impact of European Union tax reclaims received that resulted in an increase to net investment income. Had the reclaims not been paid, the Class M net investment income per share and ratio of net income to average net assets would have been lower by $.01 and .12 percentage points, respectively. The impact to other share classes would have been similar.

[3]

This column reflects the impact, if any, of certain reimbursements from CIInc. During some of the years shown, CIInc reimbursed a portion of transfer agent services fees and/or reimbursed a portion of miscellaneous fees and expenses.

[4]	This ratio does not include acquired fund fees and expenses.
[5]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[6]	Amount less than $1 million.
[7]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Emerging Markets Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Emerging Markets Growth Fund, Inc. (the “Fund”) as of June 30, 2024, the related statement of operations for the year ended June 30, 2024, the statements of changes in net assets for each of the two years in the period ended June 30, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2024 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
August 15, 2024

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

18	Emerging Markets Growth Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2024:

Foreign taxes	$0.03 per share

Foreign source income	$0.17 per share

Qualified dividend income	100%

Section 163(j) interest dividends	$2,746,000

U.S. government income that may be exempt from state taxation	$675,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2025, to determine the calendar year amounts to be included on their 2024 tax returns. Shareholders should consult their tax advisors.

Emerging Markets Growth Fund	19

Changes in and disagreements with accountants

Not applicable

Matters submitted for shareholder vote

Not applicable

Remuneration paid to directors, officers and others

Refer to information in the financial statements.

Approval of Investment Advisory and Service Agreement

Not applicable

20	Emerging Markets Growth Fund

ITEM 8 - Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable

ITEM 9 - Proxy Disclosures for Open-End Management Investment Companies

Not applicable

ITEM 10 - Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

The information is included as part of the material filed under Item 7 of this Form.

ITEM 11 - Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable

ITEM 12 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 13 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 14 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 15 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 16 - Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 18 - Recovery of Erroneously Awarded Compensation

Not applicable

ITEM 19 - Exhibits

(a)(1) Code of Ethics - See Item 2

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Emerging Markets Growth Fund, Inc.

By   /s/ Donald H. Rolfe

Donald H. Rolfe,

Principal Executive Officer

Date: June 18, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By   /s/ Donald H. Rolfe

Donald H. Rolfe,

Principal Executive Officer

Date: June 18, 2025

By   /s/ Gregory F. Niland

Gregory F. Niland, Treasurer and

Principal Financial Officer

Date: June 18, 2025